March 2014 * * * * * * **** Exhibit 99.1

Forward-Looking Statements and Other Matters

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section
21E of the Securities Exchange Act of 1934, as amended, which reflect the current views of Blackstone Mortgage Trust, Inc. (“BXMT”) with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as
“outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,”
“estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. BXMT believes these factors include, but are not limited, to those described under the section entitled
“Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. BXMT undertakes no obligation to publicly update or review any forward-looking statement or other information in this presentation, whether as a result of new information, future developments or otherwise.
We refer to “core earnings”, which is a non-GAAP financial measure, in this presentation. A reconciliation of core earnings to net income, the most directly comparable GAAP measure, is included in this presentation and our most recent Annual Report on Form 10-K, and is available on our website at www.bxmt.com.
Slide 11 of this presentation includes a reference to imputed core return on equity (“Imputed Core ROE”) and other economic terms relating to a sample BXMT loan transaction that are presented solely for purposes of illustrating the impact of using floating-rate financing to finance the origination of a floating-rate loan and should not be viewed as indicative of the results that will be achieved for any particular loan in BXMT’s portfolio or of BXMT’s results as a whole. The loan economics presented are hypothetical and based upon a number of assumptions, including no defaults on the loan, and are subject to various risks and uncertainties. Accordingly, there are or will be important factors, including those referred to above that could cause the actual economics that are achieved on this or any other loan in BXMT’s loan portfolio to differ materially from those indicated in this illustration. In particular, it should be noted that as a result of such factors the net spread between whole loan yields and the cost of related leverage, the leverage multiple applicable to any particular loan and allocable overhead may vary materially from period to period and across BXMT’s loan portfolio. Imputed Core ROE also excludes potential incentive management fees and is presented before any tax effects.

Blackstone Mortgage Trust, Inc. (NYSE: BXMT) is a real estate investment trust that primarily originates and purchases senior mortgage loans collateralized by properties in the U.S. and Europe
We are managed by Blackstone (“BX”), a world leader in real estate investing with nearly $79 billion AUM and over $130 billion of owned real estate
•
BX’s equity investment platform, Blackstone Real Estate Partners, has nearly $70 billion AUM
•
BX’s CRE lending platform, Blackstone Real Estate Debt Strategies, has over $9 billion AUM
•
Significant alignment of interest: $99 million BX investment
(1)
Reluctance among traditional CRE lenders coupled with increased transaction volume creates a compelling lending environment in the U.S. and Europe
BXMT has a demonstrated ability to originate target assets, with over $3.4 billion of gross originations since May 2013 equity recapitalization
(2)
•
Our diversified portfolio of loans has a weighted average loan to value of 64%
(2)
Our focused senior lending strategy is designed both to provide attractive current income and protect investors’ capital
•
Commercial mortgages, prudently levered, offer excellent risk adjusted returns
•
Simple business model translates net interest margin to shareholder dividends
•
With a LIBOR-based lending and funding model, our returns increase with rising short-term interest rates
Blackstone Mortgage Trust Overview

(1)
Based upon closing price on the NYSE on February 19, 2014.   Includes BX employees and associates.
(2)
As of February 19, 2014, includes loans closed and loans in closing; excludes CT Legacy portfolio.

Blackstone
Mortgage Trust

HILTON WORLDWIDE

Equity Office

BRIXMOR

LaQuinta

extended STAY AMERICA

TRIZEC

CarrAmerica

BROADGATE

Blackstone

Superior Real Estate Platform

(1) As of December 31, 2013.
Blackstone Real Estate
Blackstone Real Estate
Debt Strategies (“BREDS”)
Blackstone Real Estate
Partners (“BREP”)
Nearly $70 billion AUM
210 professionals (1)
Over $9 billion AUM
61 professionals (1)
Actively managed CMBS hedge
funds ($691 million (1) )
Liquid CMBS income funds
Rated/Approved Special Servicer
BX investment committee process and investment philosophy
Superior sourcing capabilities through long-standing industry relationships
Underwriting process includes proprietary data from extensive investment holdings
BREDS BREDS
Blackstone
Real Estate
Blackstone
Drawdown Funds Hedge Funds Income Fund
Mortgage Trust

Seasoned and Fully Integrated Platform

Origination
Europe          – United States
22 Professionals
Asset
Management
7 Professionals
Legal /
Compliance
4 Professionals
Michael Nash
Executive Chairman
CIO of BREDS
Jonathan Gray
Global Head of Real Estate
Member of Blackstone Board of Directors
Member of BXMT Investment Committee
John Schreiber
Co-Founder of Blackstone Real Estate Advisors
Member of BXMT Board of Directors
Chair of BXMT Investment Committee
Stephen Plavin
CEO & President
SMD of BREDS
Douglas
Armer
Anthony
Marone
Weston
Tucker
Robert
Harper
Thomas
Ruffing
Randall
Rothschild
Peter
Sotoloff
Capital Markets / Investor Relations / Finance
12 Professionals
Paul
Quinlan
Tim
Johnson

Blackstone
Mortgage Trust

Economy Recovering
Technicals Improving
Confidence Growing
Capital Returning

Blackstone

Real Estate Market Overview

Positive
Feedback
Loop
Market conditions are sustaining a favorable commercial real estate environment
•
Liquidity and fundamentals in the commercial real estate market are generally in balance

Blackstone
Mortgage Trust

3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Down 54%
'99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14

$17,103
$14,381
2009
2010
2011
2012
2013

Blackstone

Real Estate Market Overview

Limited new supply coupled with modest growth is a favorable investment environment for senior commercial real estate debt
U.S. Aggregate Construction Completions
(Office, Industrial, and Retail Sectors)
U.S. GDP ($ in billions)
(Office, Industrial, and Retail Sectors)
Sources: REIS & Federal Reserve Economic Data as of Q4 2013

Blackstone
Mortgage Trust

600
500
400
300
200
100
0
$106
$130
$212
$362
$423
$571
$174
$67
$147
$233
$299
$355
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Blackstone

Real Estate Market Overview 7 Source: Real Capital Analytics as of Q4 2013 U.S. Aggregate Property Sale Volume ($ in billions) Improving fundamentals and increased demand are driving volume

Blackstone
Mortgage Trust

33x
23x
21x
12x
U.S.
U.K.
France
Germany

€600B
€150B
Deleveraged to Date
Total Amount Announced

Blackstone

Real Estate Market Overview

Real Estate Deleveraging
(2)
Overleveraged Banks
(1)
European banks have over 2x the leverage of U.S. banks…
… and have only shed 25% of expected RE dispositions
€450B to come
European banks remain overleveraged with enormous real estate exposure
(1)
SNL, ECB,  April  2013; The ratio of tangible assets to tangible common equity for all banks.
(2)
Morgan Stanley “Banks Deleveraging and Real Estate” August 2013.

Target Investments

Loan Size  $50 million to $500 million
Collateral First mortgages on stabilized or transitional assets
Property Type All commercial property types
Geographies North America and Europe
Loan to Value Last dollar 60-80%
Rate LIBOR + 3.75% and higher, scaled to risk
Term 3 to 5 years
Amortization Typically interest only
Fees Typically 1.0% origination fee and 0.25% to 0.50% extension fees
Prepayment 12 to 24 months of spread maintenance

Blackstone
Mortgage Trust

WESTIN

Oakland
San Francisco
Alameda
San Leandro
Daly City
South San Francisco
San Bruno
Pacifica
Millbrae
Burlingame
San Mateo
Foster City
Belmont
Redwood City
Half Moon Bay
Menlo Park
Palo Alto
Stanford
Castro Valley
San Mateo Bridge

Blackstone

BXMT Sample Transaction: SFO Airport Hotels
$89.8 million floating rate, first mortgage loan secured by the Westin and aLoft San Francisco Airport hotels
(1)
•
70.7% LTV; $138,290 per key
•
Diverse demand drivers including airport traffic and SF/Silicon Valley business overflow
Transaction sourced through existing Blackstone relationship with high quality sponsor
BX office holdings in northern CA and hospitality investments globally enabled definitive, efficient execution

(1) Loan closed during 4Q 2013.

BXMT Sample Transaction: SFO Airport Hotels
BXMT’s floating rate senior mortgage loans are supported by significant owner’s equity
Prudent use of balance sheet leverage drives strong risk adjusted returns for BXMT shareholders

LTV Capital Structure $ Cum. $/Unit
Illustrative Loan Economics
(1)
Whole Loan Yield
(2)
L + 4.50%
Leverage:
Advance Rate 75.0%
Credit Facility Advance All-in Cost
(2)
L + 2.25%
$67.3  million
Net Spread 2.25%
Leverage Multiple 3.0 X
53.0% $67.3 million $103,717 Levered Spread 6.75%
Base Return L + 4.50%
BXMT Equity Gross ROI L + 11.25%
$22.4  million
70.7% $89.8 million $138,290 Less Overhead Allocations
(3)
:
Management Fee 1.50%
General & Administrative 0.50%
Owner Equity Working Capital/
$37.2  million Equity Deployment 1.50% - 0.75%
100.0% $126.9 million $195,532
Imputed Core ROE
(4)
L + 7.75% - 8.50%
(1) This illustration is presented solely for purposes our floating-rate business model and should not be viewed as indicative of the results that will be achieved for any particular loan in BXMT’s portfolio or of BXMT’s results as a whole.  The loan economics presented are hypothetical and are subject to various risks and uncertainties.  See “Forward-Looking Statements and Other Matters” for further discussion of such risks and uncertainties.
(2) Whole loan yield and all-in cost of leverage include amortization of fees and expenses pursuant to GAAP in addition to current pay rates assuming no defaults.
(3) Overhead allocations are illustrative, actual allocations vary materially and depend on expenses incurred, working capital needs and defensive liquidity needs, overall capital deployment and performance among other factors.
(4) Imputed Core ROE for this illustrative loan excludes potential incentive fees and is a hypothetical illustrative measure and does not represent BXMT Core Earnings.

Blackstone
Mortgage Trust

Cumulative BXMT Loan Originations
($ in millions)

$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$
May-13
Aug-13
Nov-13
Feb-14

Blackstone

Capital Deployment
(1)

(1) As of February 19, 2014
(2) Excludes loans in closing
Since May, BXMT has closed $2.8 billion of loans; and another $666 million of loans are currently in closing
•
32 loans closed; 8 in closing; median loan size is $68 million
The $2.8 billion portfolio has a weighted average all-in yield of L + 5.28%
(2)
•
100% of BXMT’s new loans are floating rate; 90% are senior mortgage loans

Portfolio Snapshot

Note: Portfolio data as of February 19, 2014; includes loans closed and in closing; excludes CT Legacy portfolio.
BXMT’s portfolio is geographically diversified, but weighted towards New York and California
U.K.
4.4%
HI
1.8%
AZ
2.5%
CO
FL
GA
4.1%
IL
7.1%
NV
0.4%
RI
1.6%
TX
VA
1.7%
NY
37.8%
CA
18.6%
3.3%
3.9%
3.3%
WA
7.7%
OR
1.2%
MI
0.3%
OH
0.2%

Blackstone
Mortgage Trust

Retail
$48
Land
$64
Other
$157
$619
Hotel
$1,073
Office
$804
Multifamily

$1,200
$1,000
$800
$600
$400
$200
$ -
0%-50%
50%-55%
55%-60%
60%-65%
65%-70%
70%-75%
75%-80%
80%-85%
85%-100%

Blackstone

Portfolio Snapshot

Note: Portfolio data as of February 19, 2014; includes loans closed and in closing; excludes CT Legacy portfolio.
Collateral property type tends towards office, lodging and residential; portfolio LTVs cluster around the 65% - 70% range
Property Type Diversification
($ in millions)
Loan to Value
($ in millions)

Debt Facilities ($2.8 billion in total)
•
Revolving debt facilities totaling $2.5 billion
(1)
from five lenders
•
Asset Specific Financings totaling $253 million
Other Funding Sources
•
Executed A-note sale financing transactions
•
Exploring potential CLO issuance
•
Corporate finance options
Financing

(1) Depending on amount of collateral pledged, includes two GBP denominated facilities (£153 million and £250 million respectively) represented in USD terms.
(2) Assuming five year senior mortgage transactions; includes applicable origination and extension fees.
Prudent use of leverage to enhance returns and diversification with an emphasis on stability of the right hand side of the balance sheet
All-in Pricing (2)
L + 2.00% - L + 2.50%
Advance Rate
75% - 80%
Term
Term matched to expected life of collateral loans
Mark-to-Market
No capital market marks; underlying RE performance mark-to-market only
Index / Currency Index matched; currency matched

Superior Sponsorship
•
Affiliation with BX Real Estate, the largest private equity real estate business in the world
•
Significant alignment of interest: $99 million BX investment
(1)
•
BREDS has approximately $9 billion AUM
Strong Origination Platform
•
$3.4 billion of loans closed or in-closing
(2)
since May 2013 equity recapitalization
•
Robust pipeline generated from BX network
Attractive Market Opportunity
•
Reluctance among traditional CRE lenders coupled with increased transaction volume
Focused Strategy
•
Senior lending strategy provides attractive current income and protects capital
Floating-Rate Business Model
•
Returns increase with rising short-term interest rates, and therefore our asset and equity values are insulated from such increases
BXMT Investment Highlights

(1) Based upon closing price on the NYSE on February 19, 2014.  Includes BX employees and associates.
(2) As of February 19, 2014.

Appendix

Blackstone
Mortgage Trust

$2,000
$24
$1,199
$159
$666
Loan Origination portfolio
CT Legacy Portfolio
Secured debt obligations
Convertible notes, net
Equity and other(1)

Blackstone

Fourth Quarter 2013 Balance Sheet, Results and Core Earnings

($ in millions)
Interest income
Interest expense
Non-cash comp.
G&A expenses
Net results
($3.7)
($9.1)
($1.2)
($3.5)
$24.6
$7.1
$3.7
$0.1
(2)
$1.2
$-
$-
$24.6
$-
($9.0)
$-
($3.5)
Core
Earnings
Net
Income
$12.0
+
+
+
+
Includes stockholders’ equity of $717.9 million, less the net of (i) cash and cash equivalents of $52.3 million, (ii) accrued interest receivable, prepaid expenses, and other assets of $21.0 million, and (iii) accounts payable, accrued expenses, and other liabilities of $21.1 million.
Adjustment represents amortization of the deemed issue discount on convertible notes resulting from the conversion option value accounting under GAAP.
(1)
(2)

Blackstone
Mortgage Trust

$1,292
$643
$649

Blackstone

Loan Capitalization
(1)
($ in millions)
L + 5.3%
L + 2.6%
Floating-Rate Business Model

(1) Includes only the Loan Origination portfolio withanaggregate principal balance of $2.0 billion, capitalized with$1.2 billion of secured borrowings, and withan $819.5 million net investment as of December 31, 2013. Excludes the assets, liabilities, and equity of the CT Legacy Portfolio.
(2) Excludesthe impact of LIBOR floors on certain of our loans receivable investments.
Because of BXMT’s LIBOR-based lending and funding business model, its returns increase with rising short-term interest rates.
As of December 31, 2013:
•
$2.0 billion of floating-rate loans, indexed to LIBOR.
•
$1.2 billion of floating-rate liabilities, also indexed to
LIBOR.
•
Return on net investment of $819.5 million is highly
correlated to LIBOR.
– All else equal, as of December 31, 2013, a 100bp
increase in LIBOR would have increased net
interest income by $8.2 million (2) per year.
•
BXMT’s equity value is insulated from changes in
interest rates because its loans and secured
borrowings are both LIBOR-based.
Floating-rate
loans
Floating-rate
borrowings
Net investment

Loan Origination Portfolio Details

(1) Includes only loans in the Loan Origination portfolio. For information on loans in the CT Legacy Portfolio, refer to BXMT’s Form 10-K for the year ended December 31, 2013.
(2) Includes senior mortgage loans, related contiguous subordinate loans with a net book value of $68.6 million, and pari passu participations in mortgages.
(3) All loans are floating-rate loans indexed to LIBOR as of December 31, 2013.
(4) Maximum maturity date assumes all extension options are exercised.
(5) Minimum LIBOR floor ranging from 0.20% to 1.00%.
(6) Includes 12 senior mortgage loans with an aggregate principal balance of $460.0 million and one mezzanine loan with a principal balance of $33.5 million.
The following table provides details of our loan portfolio
(1)
as of December 31, 2013:
($ in Millions)
Origination Date Loan Type
(2)
Principal
Balance
Book
Value
Cash
Coupon
(3)
All-In
Yield
(3)
Maximum
Maturity
(4)
Geographic
Location
Property
Type
Origination
LTV
Loan 1 6/7/13 Sr. Mortgage 194.0 $   193.2 $         L + 3.80% L + 3.97%
(5)
6/15/18 CA Office 51%
Loan 2 11/21/13 Sr. Mortgage 181.0      179.3            L + 4.50% L + 4.86% 11/9/18 NY Multifamily 68%
Loan 3 10/23/13 Sub. Mortgage Part. 173.8      166.2            L + 5.66% L + 9.25% 4/9/15 WA Office 67%
Loan 4 12/17/13 Sr. Mortgage 140.0      138.6            L + 4.75% L + 5.27%
(5)
1/9/19 NY Office 70%
Loan 5 9/30/13 Sr. Mortgage 140.0      139.7            L + 3.70% L + 3.83% 9/30/20 NY Diversified 67%
Loan 6 10/30/13 Sr. Mortgage 89.8         89.2               L + 4.38% L + 4.63% 11/9/18 CA Hotel 71%
Loan 7 8/8/13 Sr. Mortgage 87.0         86.5               L + 4.25% L + 4.64% 8/10/18 Diversified Diversified 61%
Loan 8 6/27/13 Sr. Mortgage 81.0         80.7               L + 3.85% L + 4.03% 7/9/18 GA Multifamily 75%
Loan 9 5/21/13 Sr. Mortgage 70.3         70.1               L + 3.95% L + 3.89%
(5)
6/9/18 CA Office 71%
Loan 10 8/8/13 Sr. Mortgage 68.0         67.8               L + 4.00% L + 4.23% 6/10/16 NY Office 68%
Loan 11 10/2/13 Sr. Mortgage 67.7         67.0               L + 5.00% L + 5.44% 9/14/18 Diversified Other 66%
Loan 12 6/27/13 Sr. Mortgage 64.0         64.5               L + 8.00% L + 9.46%
(5)
2/9/15 NY Other 69%
Loan 13 10/8/13 Sr. Mortgage 63.2         62.7               L + 5.00% L + 5.30% 11/6/16 NY Multifamily 59%
Loan 14 9/27/13 Sr. Mortgage 57.1         56.5               L + 3.85% L + 4.24% 10/10/18 Diversified Multifamily 76%
Loan 15 6/25/13 Sr. Mortgage 48.4         48.5               L + 5.00% L + 5.68%
(5)
12/9/16 IL Hotel 53%
Loans 16-28 Various
Various
(6)
493.5      489.8      L + 4.85% L + 5.29% Various Various Various 64%
Total/Wtd. Avg. 2,018.9 $      2,000.2 $      L + 4.64% L + 5.28% 4.2 years 65%

CT Legacy Portfolio – 4Q Highlights

The CT Legacy Portfolio primarily consists of BXMT’s carried interest in CTOPI, its investment in CT
Legacy Partners, and its residual interests in CT CDO I.
Received an $8.8 million tax-advance distribution from CTOPI.
BXMT’s carried interest in CTOPI increases with the value of CTOPI’
s net assets. Revenue recognition has been deferred from this investment, producing a negative component book value as a result of cumulative tax-advance distributions.
CT Legacy Partners made aggregate distributions of $100.0 million to its common equity holders, including $46.6 million to BXMT. Of this, BXMT retained $28.0 million, net of $11.1 million to fully repay the related secured notes, and $7.6 million for the related incentive awards.
The largest remaining collateral asset in CT CDO I repaid for net proceeds of $31.4 million. These proceeds were directed to pay senior CDO notes outstanding.
Total $24.3
CT CDO I and
other
$10.7
CT Legacy
partners
$23.8
CTOPI ($10.2)
CT Legacy Portfolio
Component Book Value
($ in Millions)

* * * * * *